Exhibit 99.1

FOR IMMEDIATE RELEASE

Cellu Tissue Holdings, Inc. Announces Fourth Quarter and Full Fiscal Year 2007 Results

Alpharetta, GA — May 15, 2007—Cellu Tissue Holdings, Inc. (the “Company” or “Cellu Tissue”), an established leader in the manufacturing of high-quality business-to-business and consumer tissue grades used in health care and consumer products worldwide, today announced consolidated financial results for the fourth quarter and full fiscal year ended February 28, 2007.

As previously announced, Cellu Paper Holdings, Inc., our Parent Company, was acquired in the second quarter of fiscal year 2007 and as a result of this transaction (the “Merger”), purchase accounting was applied.  Accordingly, the fourth quarter fiscal year 2007 results are impacted by the initial effects of purchase accounting as highlighted below.  The Company expects to finalize all purchase accounting by the end of the second quarter of fiscal year 2008.

Fourth Quarter 2007 Operating Results

Net sales totaled $89.4 million for the fourth quarter ended February 28, 2007, compared to $83.7 million in the fourth quarter of the prior fiscal year, an increase of $5.7 million, or 6.9%.  For the fourth quarter ended February 28, 2007, the Company sold an aggregate of 66,726 tons of tissue hard rolls, machine-glazed paper hard rolls and converted paper products.  This is a slight decrease of 308 tons, or ..5%, from the comparable period in the prior year. The increase in net sales for the fourth quarter ended February 28, 2007 is attributable to an increase in net selling price per ton to $1,340 from $1,248 for the comparable period in the prior year.  Net sales within the Tissue Segment for the quarter ended February 28, 2007 totaled $63.2 million, an increase of 7.0%, from $59.1 million for the comparable period in the prior year. Net sales within the Machine-Glazed Paper Segment for the quarter ended February 28, 2007 totaled $26.2 million, an increase of 6.5%, from $24.6 million for the comparable period in the prior fiscal year.   These increases are primarily due to an increase in net selling price per ton, slightly offset by the decrease in tonnage sold as noted above.

For the fourth quarter ended February 28, 2007, the Company reported gross profit of $3.7 million, or 4.1%, of net sales, compared to $6.4 million, or 7.6%, of net sales for the comparable period in the prior fiscal year.  Included in the fourth quarter ended February 28, 2007 is $2.0 million of additional depreciation expense, associated with the step-up in value recorded through purchase accounting for the Merger, included in cost of goods sold as compared to depreciation expense associated with our historical basis of accounting prior to the Merger.    Loss from operations for the fourth quarter ended February 28, 2007 was $.5 million compared to income of $3.0 million for the comparable period in the prior fiscal year.  Income from operations in the Tissue Segment for the fourth quarter ended February 28, 2007 was $.3 million compared to $1.9 million for the fourth quarter in the prior fiscal year.  Loss from operations in the Machine-Glazed Paper Segment for the fourth quarter ended February 28, 2007 was $.8 million compared to income of $1.1 million for the fourth quarter in the prior fiscal year.  These decreases are reflective of the decrease in gross profit noted above.   Furthermore, included in the 2007 fiscal year fourth quarter results is $.2 million of non-cash compensation expense related to the vesting of restricted stock awards granted after the Merger and $.1 million of other compensation expense related to the Merger.  Also included in the 2007 fiscal year fourth quarter results is a $.5 million impairment charge related to the Company’s decision in the fourth quarter of  the fiscal year ended February 28, 2007 to permanently shut down the machine-glazed machine at the Company’s Ontario facility, which ceased production in the third quarter of the fiscal year ended February 28, 2006.

For the fourth quarter ended February 28, 2007, the Company reported a pretax loss of $4.5 million, compared to a pretax loss of $1.5 million for the comparable period in the prior fiscal year.  For the fourth quarter ended February 28, 2007, the Company experienced a net loss of $2.5 million, compared to a net loss of $.4 million for the comparable period in the prior fiscal year.

Earnings before interest, taxes, depreciation and amortization (EBITDA) for the fourth quarter ended February 28, 2007 totaled $5.9 million, compared to $6.1 million for the comparable period in the prior fiscal year.

Russell C. Taylor, President and Chief Executive Officer of Cellu Tissue, commented:  “I am pleased with the continued success of our sales strategy and our ability to increase net selling price per ton.  Additionally, our team remains focused on offsetting the inflationary pressure on fiber and other raw material costs.”

Fiscal Year 2007 Operating Results

The combined periods from March 1, 2006 to June 12, 2006 (pre-acquisition) and from June 13, 2006 to February 28, 2007 (post-acquisition), referred to herein as fiscal year 2007, have been compared to the prior fiscal year in the following discussion.

Net sales totaled $335.5 million for fiscal year 2007, compared to $328.8 million in the prior fiscal year, an increase of $6.7 million, or 2.0%.  For fiscal year 2007, the Company reported gross profit of $21.1 million, or 6.3% of net sales, compared to $27.7 million, or 8.4%, in the prior fiscal year.  Included in fiscal year 2007 results is $5.4 million of additional depreciation expense, associated with the step-up in value recorded through purchase accounting for the Merger included in cost of goods sold as compared to our historical basis of accounting prior to the Merger.  Also, included in fiscal year 2007 results is a non-cash charge to cost of goods sold reflecting $.9 million of purchase price allocated to inventory.

Income from operations for fiscal year 2007 was a loss of $2.3 million compared to income of $11.4 million in the prior fiscal year.  Included in income from operations for fiscal year 2007 are the depreciation and inventory charges in cost of goods sold as noted above, $6.1 million of merger-related transaction costs, $.2 million of restructuring costs and $4.7 million of non-cash compensation charges.  The compensation charges relate to restricted stock awards granted  prior to the Merger that vested immediately upon the Merger, normal vesting of restricted stock awards granted after the Merger, payments of taxes associated with such awards and other compensation expense related to the Merger.  Also, included in income from operations for fiscal year 2007 is a $.5 million impairment charge related to the Company’s decision in the fourth quarter 2007 to permanently shut down the machine-glazed machine at the Company’s Ontario facility, which ceased production in the third quarter of the fiscal year ended February 28, 2006.  Included in fiscal year 2006 income from operations is $1.1 million related to restructuring activities and $2.3 million of terminated merger-related transaction costs.  For fiscal year 2007, the Company reported a net loss of $12.7 million compared to a net loss of $2.6 million in the prior fiscal year.

EBITDA for the fiscal year 2007 totaled $18.5 million, compared to $26.1 million in the prior year.

Notice Relating to the Use of Non-GAAP Measures

Attached to this press release are tables setting forth the Company’s fiscal fourth quarter and annual consolidated statements of operations, financial position and selected consolidated financial data, including information concerning the Company’s cash flow position, combined consolidated statements of operations with respect to the period from March 1, 2006 to June 12, 2006 (pre-acquisition) and the period from June 13, 2006 to February 28, 2007 (post-acquisition), selected consolidated segment data, and reconciliations of consolidated net income from operations to consolidated EBITDA.   EBITDA is not a measure of performance under U.S. generally accepted accounting principles and should not be considered in isolation or used as a substitute for income from operations, net income, net cash provided by operating activities, or other operating or cash flow data prepared in accordance with generally accepted accounting principles.  The Company has presented EBITDA because it believes that it is widely accepted that EBITDA provides useful information regarding a company’s ability to service debt.

Cellu Tissue’s management invites you to listen to its conference call on May 16, 2007 at 10:00 a.m. ET regarding fiscal fourth quarter and full fiscal year 2007 consolidated financial results.  The dial-in number is (800) 230-1085 or International (612) 332-1210; participant code 873471.   A taped replay of the conference call will be available after 1:30 p.m. May 16, 2007 until May 30, 2007.  The number to call for the taped replay is (800) 475-6701 or International (320) 365-3844, access code 873471.

Cellu Tissue Holdings, Inc. is a manufacturer of a variety of specialty tissue hard rolls and machine-glazed paper used in the manufacture of various end products, including diapers, facial and bath tissue, assorted paper towels and food wraps.  In addition, the Company produces a variety of converted tissue products.  Cellu Tissue’s customers include major North American producers of branded and unbranded disposable consumer absorbent and tissue products for the personal and health care markets; consumer and away-from-home tissue products companies; national and regional tissue products distributors; and third-party converters who sell their products to food, bakery and confections companies.  Cellu Tissue services a diverse group of high-quality customers, with three of its top 10 customers belonging to the Fortune 150 group of companies.  For more information, contact Cellu Tissue Holdings, Inc at www. cellutissue.com.

CELLU TISSUE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars, in thousands)

	Three Months Ended
	February 28, 2007	February 28, 2006
	(Post-Acquisition)	(Pre-Acquisition)

Net sales	$89,393	$83,659
Cost of goods sold	85,710	77,282
Gross profit	3,683	6,377

Selling, general and administrative expenses	3,389	3,397
Restructuring costs	—	18
Merger-related transaction costs	(14)	(81)
Stock and related compensation expense	128	—
Vesting of stock option/restricted stock grants	191	18
Impairment of fixed assets	488	—
(Loss) income from operations	(499)	3,025

Interest expense, net	4,250	4,329
Foreign currency (gain) loss	(213)	125
Other expense	6	51
Loss before income tax benefit	(4,542)	(1,480)

Income tax benefit	(2,045)	(1,107)
Net loss	$(2,497)	$(373)

CELLU TISSUE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars, in thousands)

	For the Periods
	June 13, 2006-	March 1, 2006	Year Ended
	February 28, 2007	June 12, 2006	February 28, 2006
	(Post-Acquisition)	(Pre-Acquisition)

Net sales	$241,236	$94,242	$328,833
Cost of goods sold	228,318	86,054	301,111
Gross profit	12,918	8,188	27,722

Selling, general and administrative expenses	7,207	4,661	12,872
Restructuring costs	240	—	1,050
Merger-related transaction costs	142	5,933	2,285
Stock and related compensation expense	3,329	—	—
Vesting of stock option/restricted stock grants	497	924	82
Impairment of fixed assets	488	—	—
Income (loss) from operations	1,015	(3,330)	11,433

Interest expense, net	11,469	4,896	17,077
Foreign currency (gain) loss	(359)	289	503
Other income	15	27	3
Loss before income tax benefit	(10,080)	(8,488)	(6,144)

Income tax benefit	(3,888)	(1,953)	(3,575)
Net loss	$(6,192)	$(6,535)	$(2,569)

CELLU TISSUE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(Dollars, in thousands)

	February 28	February 28
	2007	2006
	(Post-Acquisition)	(Pre-Acquisition)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$16,261	$22,824
Receivables, net	34,141	35,054
Inventories	28,715	27,920
Prepaid expenses and other current assets	3,697	3,378
Income tax receivable	330	362
Deferred income taxes	6,498	2,932
TOTAL CURRENT ASSETS	89,642	92,470
PROPERTY, PLANT AND EQUIPMENT, NET	228,852	98,090
DEBT ISSUANCE COSTS	—	5,746
GOODWILL	—	13,724
TRADEMARKS	6,550	—
OTHER ASSETS	224	202
TOTAL ASSETS	$325,268	$210,232

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
Accounts payable	$16,524	$18,648
Accrued expenses	16,315	16,005
Accrued interest	7,227	7,232
Current portion of long-term debt	—	290
TOTAL CURRENT LIABILITIES	40,066	42,175
LONG-TERM DEBT, LESS CURRENT PORTION	160,355	160,790
DEFERRED INCOME TAXES	50,677	13,962
OTHER LIABILITIES	35,179	210
STOCKHOLDERS’ EQUITY(DEFICIENCY)	38,991	(6,905)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY(DEFICIENCY)	$325,268	$210,232

CELLU TISSUE HOLDINGS, INC.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY
(Dollars, in thousands)

	For the Periods
	Post-Acquisition	Pre-Acquisition
	June 13, 2006-	March 1, 2006-	Year Ended
	February 28, 2007	June 12, 2006	February 28, 2006

OPERATING ACTIVITIES
Net loss	$(6,192)	$(6,535)	$(2,569)
Noncash inventory charge	909	—	—
Stock-based compensation	497	924	82
Deferred income taxes	(6,651)	(396)	(2,955)
Accretion of debt discount	381	85	300
Amortization of intangibles	—	406	1,423
Depreciation	16,133	4,227	14,854
Impairment of fixed assets	488	—	—
Gain on sale of property, plant & equipment	—	—	(9)
Changes in working capital	4,574	(5,250)	(2,526)
Net cash provided by (used in) operating activities	10,139	(6,539)	8,600

INVESTING ACTIVITIES
Equity investment by Weston Presidio	45,762	—	—
Capital expenditures	(7,677)	(1,938)	(13,050)
Net cash provided by (used in) investing activities	38,085	(1,938)	(13,050)

FINANCING ACTIVITIES
Merger consideration paid to former shareholders	(45,762)	—	—
Payments on debt	—	(290)	(280)
Debt issuance costs	—	—	(2)
Net cash used in financing activities	(45,762)	(290)	(282)

Effect of foreign currency	(620)	362	597

Net increase (decrease) in cash and cash equivalents	1,842	(8,405)	(4,135)
Cash and cash equivalents at beginning of period	14,419	22,824	26,959
Cash and cash equivalents at end of period	$16,261	$14,419	$22,824

CELLU TISSUE HOLDINGS, INC.
COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars, in thousands)

	Post-Acquisition	Pre-Acquisition	Combined	Pre-Acquisition
	June 13, 2006-	March 1, 2006-	Year Ended	Year Ended
	February 28, 2007	June 12, 2006	February 28, 2007	February 28, 2006

Net sales	$241,236	$94,242	$335,478	$328,833
Cost of goods sold	228,318	86,054	314,372	301,111
Gross profit	12,918	8,188	21,106	27,722

Selling, general and administrative expenses	7,207	4,661	11,868	12,872
Restructuring costs	240	—	240	1,050
Merger-related transaction costs	142	5,933	6,075	2,285
Stock and related compensation expense	3,329	—	3,329	—
Vesting of stock option/restricted stock grants	497	924	1,421	82
Impairment of fixed assets	488	—	488	—
Income (loss) from operations	1,015	(3,330)	(2,315)	11,433

Interest expense, net	11,469	4,896	16,365	17,077
Foreign currency (gain) loss	(359)	289	(70)	503
Other income	15	27	42	3
Loss before income tax benefit	(10,080)	(8,488)	(18,568)	(6,144)

Income tax benefit	(3,888)	(1,953)	(5,841)	(3,575)
Net loss	$(6,192)	$(6,535)	$(12,727)	$(2,569)

CELLU TISSUE HOLDINGS, INC.
CONSOLIDATED BUSINESS SEGMENT INFORMATION (Unaudited)
(Dollars, in thousands)

BUSINESS SEGMENTS

	Three Months Ended
	February 28, 2007	February 28, 2006
	(Post-Acquisition)	(Pre-Acquisition)
NET SALES:
Tissue	$63,226	$59,090
Machine-Glazed Paper	26,167	24,569
Consolidated	$89,393	$83,659

INCOME (LOSS) FROM OPERATIONS:
Tissue	$322	$1,932
Machine-Glazed Paper	(821)	1,093
Consolidated	$(499)	$3,025

	Post-Acquisition	Pre-Acquisition	Combined	Pre-Acquisition
	June 13, 2006-	March 1, 2006-	Year Ended	Year Ended
	February 28, 2007	June 12, 2006	February 28, 2007	February 28, 2006
NET SALES:
Tissue	$170,310	$67,200	$237,510	$232,865
Machine-Glazed Paper	70,926	27,042	97,968	95,968
Consolidated	$241,236	$94,242	$335,478	$328,833

INCOME (LOSS) FROM OPERATIONS:
Tissue	$2,165	$(1,210)	$955	$8,373
Machine-Glazed Paper	(1,150)	(2,120)	(3,270)	3,060
Consolidated	$1,015	$(3,330)	$(2,315)	$11,433

CELLU TISSUE HOLDINGS, INC.
RECONCILIATION OF CONSOLIDATED NET LOSS TO EBITDA
(Unaudited) (Dollars, in thousands)

	Three Months Ended
	February 28, 2007	February 28, 2006
	(Post-Acquisition)	(Pre-Acquisition)

NET LOSS	$(2,497)	$(373)
Add back:
Depreciation	6,091	3,181
Amortization	—	374
Interest expense	4,339	4,054
Income tax benefit	(2,045)	(1,107)
EBITDA	$5,888	$6,129

	Post-Acquisition	Pre-Acquisition	Combined	Pre-Acquisition
	June 13, 2006-	March 1, 2006-	Year Ended	Year Ended
	February 28, 2007	June 12, 2006	February 28, 2007	February 28, 2006

NET LOSS	$(6,192)	$(6,535)	$(12,727)	$(2,569)
Add back:
Depreciation	16,133	4,227	20,360	14,854
Amortization	—	406	406	1,049
Interest expense	11,685	4,595	16,280	16,318
Income tax benefit	(3,888)	(1,953)	(5,841)	(3,575)
EBITDA	$17,738	$740	$18,478	$26,077